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                                                                   EXHIBIT 10.05

                                SECOND AMENDMENT
                                     TO THE
                             COMSHARE, INCORPORATED
                             BENEFIT ADJUSTMENT PLAN
              (AS AMENDED AND RESTATED EFFECTIVE NOVEMBER 6, 1997)


         Pursuant to Resolutions adopted by the Board of Directors of Comshare, Incorporated ("Corporation") on February 16, 2001, the Plan is amended, as set forth below.


1. Section 7.01 is amended by adding a new paragraph (e) which reads as follows:

                    (E) SPECIAL VALUATION DATE. In accordance with the
               Distribution Election Form signed on February 9, 2001 by Mr. Norman Neuman, Mr. Neuman shall be entitled to a lump sum distribution of his vested Deferred and Company Contribution Accounts valued as of January 5, 2002.

2. Article VIII is amended by adding a new Section 8.03 which reads as follows:

                    SECTION 8.03 SPECIAL VALUATION DATE. In accordance with the
               Distribution Election Form signed on February 9, 2001 by Mr. Norman Neuman, Mr. Neuman's Supplemental Compensation Account shall be valued as of January 5, 2002, and distributions shall commence to him as soon as reasonably practicable thereafter.

         THIS SECOND AMENDMENT to the Benefit Adjustment Plan of Comshare, Incorporated is executed as of February 16, 2001.


                                      COMSHARE, INCORPORATED




                                  By: /s/ Brian Jarzynski
                                      Brian Jarzynski
                                      Vice President and Chief Financial Officer